Investment Commentary

Legg Mason Opportunity Trust

Opportunity Trust’s total returns for the period ended September 30, 2007 are shown below with the total returns of several comparable indices. In addition, we have provided one, three, five-year and since-inception total returns for the periods ended September 30, 2007.

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Opportunity Trust:
Primary Class	–2.88%	+26.84%	+16.38%	+24.99%	+10.52%
Class R	–2.82%	N/A	N/A	N/A	+10.75%
Financial Intermediary Class	–2.73%	+27.72%	+17.19%	N/A	+12.31%
Institutional Class	–2.61%	+28.16%	+17.57%	+26.30%	+11.74%
S&P 500 Stock Composite IndexB	+2.03%	+16.44%	+13.14%	+15.45%	+2.16%
Dow Jones Industrial AverageC	+4.18%	+21.62%	+13.90%	+15.45%	+4.64%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com. For Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods less than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class are 2.31%, 1.75%, 1.60%, and 1.26%, respectively. The expense ratio represents the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated May 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary

Market Comments

Third Quarter 2007

On October 19, 2007, the 20th anniversary of the Crash of ‘87, the U.S. stock market took a drubbing, falling 2.56%. In a curious parallel, the woes that are besetting the market are the result of a crash in the credit markets every bit as severe as that which hit equities back then, but which threatens to have more impact on the U.S. and the global economy.

The stock market can close down for a while and it really doesn’t matter all that much. The primary function of the stock market is not to finance company operations; it is to price assets. Companies go public once, and most come to the equity market for capital sporadically, and then typically to finance long-lived projects or acquisitions.

Credit markets are different. They are the source of liquidity to fund operations. If they are not functioning, the economy is threatened. That is why the problems that began in the U.S. subprime market, but which have spread to encompass a wide swath of the mortgage market, as well as the commercial paper market, are so serious and have galvanized central banks and government financial authorities to move swiftly to try to restore those markets to normalcy.

They have only been partially successful. The new $80 billion or so fund being put together to provide liquidity to Structured Investment Vehicles (SIVs)D has been viewed skeptically by Warren Buffett, Alan Greenspan and Bill Gross — not an auspicious beginning — and markets appear to be beginning to worry that a return to normalcy might not be the most likely outcome. I share that concern.

The difference between what is unfolding now and the Crash of ‘87, or the problems with Long-Term Capital Management in 1998, is that they were confined to Wall Street, whereas this issue extends to Main Street and to the value of the biggest asset of most consumers, their house.

When the Federal Reserve Board (Fed)E cut rates all the way to 1% to try to ameliorate the effects of the technology bust, it accomplished something seen only once before: although we had the first recession since 1990, we had only the second recession ever that did not involve housing, which boomed. Now housing is in a severe slump, and we will be lucky to avoid dragging down the rest of the economy. Although nearly all recessions have involved a housing decline, there have been two prior housing declines that did not involve recession: 1951 and 1967. Both of those times large increases in military spending offset the effects of housing on consumption.

The best forecaster of whether the problems of housing will lead to recession in 2008, the prediction market at Intrade, pegs the odds at around 45%.F This is down substantially from odds predicted by Intrade of over 50% as late as mid-October, but up from odds of about 33% a week ago.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary

The issue for the stock market and for the global economy is the extent to which the slowdown in U.S. consumption will spill over into a decline in global production next year.

The U.S. has been the marginal consumer to the world, and our current account deficit reflects that. Fueled by low interest rates and people withdrawing equity from their homes to finance spending, consumption as a percent of the gross domestic product (GDP)G rose from 66% in the late 1990s to over 70% today. That is a record and in my opinion, the most likely direction from here is not up, with housing prices falling and job growth slowing.

Our current account deficit has already begun to decline, and with the dollar deeply undervalued against the euro and the pound, and trading at 40-year lows on a trade-weighted basis, I believe that trend should continue. It comes with a price. When our current account deficit is expanding, we are providing liquidity to the rest of the world by buying their goods with our dollars. When it is contracting, we are withdrawing liquidity.

It was the withdrawal of liquidity as the Fed removed the monetary accommodation provided by very low interest rates that led to the subprime collapse, as people could not make the increased payments on their homes when adjustable rate loans reset. The tripling of subprime loans from 2001 to 2005 was fueled by very low introductory teaser rates.

Our central bank was the first to stop tightening; the British and the European Central Bank (ECB) were continuing until very recently, as were the Chinese, though to little effect as real rates in China are still negative. The ECB just last week was hinting that there may be more tightening to come.

It was only in 2002 that the world was worried about deflation. The forces that gave rise to those fears — high debt, excess global labor, falling real prices for technology, and a global savings glut — have not disappeared. The locking up of large parts of the credit market does not help.

When the Fed took the unprecedented step on August 17 of cutting the discount rate between meetings, and changing its policy statement between meetings, having only 10 days before affirmed its views that the risks it was most concerned about were those of inflation and growth, it signaled just how rapidly things had changed. The 50 basis pointH cut at the September meeting was consistent with that.

Stocks rallied and bonds sold off when the Fed took action in mid-August and September, as markets felt relief that the problems in the credit arena would be dealt with, that those markets would gradually return to normal and that the liquidity provided would give an additional fillip to growth.

The stock market rally has been led by the same groups that have led for five years: energy, materials, industrials and technology. The same laggards, lagged: consumer,

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary

financials, and health care. Growth stocks continued to shine and traditional value stocks did not.

This market has been remarkably serially correlated. In plain talk, what has gone up keeps going up, and what has not, does not. Valuation has not mattered at all. What has mattered is price momentum. This is very similar to what we saw with tech, telecom, and Internet names in 1999. It is not yet that extreme, but it is pretty extreme.

The best quintile of stocks based on traditional valuation factors such as price to earnings, price to book, price to sales, and dividend yield, has underperformed the market by over 1,000 basis points this year. The best quintile on price momentum alone, using three- and nine-month price trends, has outperformed by 1,400 basis points. Coming at it somewhat differently, if you took the 50 best-performing stocks for the three-year period ended December 31, 2006, and made that your portfolio for 2007, you would have returns over double that of the S&P 500 Stock Composite Index this year.

What has worked for the past five years continues to work, and what has worked is the high beta trade on global synchronized recovery. When everyone was panicked about deflation in 2002, the right thing to do was to bet on reflation.I The winners have been commodities, especially energy, materials, industrials, non-U.S., non-dollar, and emerging markets.

What seems to have escaped notice is that all those winners bottomed with the peaking of junk bond spreads in the summer of 2002, and have risen concomitantly with the consistent narrowing of credit spreads that began to end in March of this year. If that was not just a spurious correlation, and I do not think it was, then there is trouble ahead for those crowded into all the popular favorites.

The first warning sign came with the sell-off in China that began in late February and briefly convulsed the equity markets. They bottomed in mid-March and began to rise, with China beginning its stunning advance. Then came the subprime problems, which began to be felt in March and got steadily worse. Credit markets began to take notice.

By mid-August the mortgage markets were in complete chaos and the Fed took action. That again provided some relief. Now the SIV problem is front and center. Treasuries are rallying strongly, junk spreads are widening and the Treasury Inflation-Protected Securities spread is back to its lows.

The equity sell-off on October 19 was precipitated by the market’s reaction to the earnings of two stalwarts of the commodities cabal, Caterpillar (Cat) and Schlumberger, both of which surprised their fans by issuing less than stellar guidance. Cat went so far as to opine that the U.S. might be in recession already; its earnings gains were solely due to non-U.S. growth.

If credit is becoming harder to come by, if spreads are widening, if growth is slowing, then it seems to me the leadership is about to change. The same strategies that led when

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

v

Investment Commentary

the global economy was emerging from fears of deflation and entering a period of accelerating growth and synchronized recovery are very low probability bets to lead if the global economy is peaking, the U.S. is slowing appreciably, and credit spreads are widening, not narrowing.

Where will the new leadership come from? The same place it usually does: the old laggards. I think the new leadership will be U.S., large-cap, dollar-based, and grow to encompass what no one wants to own today, especially financials and consumer. I also think so-called growth stocks will continue to do fine. When growth becomes scarcer and the discount rate becomes lower, growth becomes more valuable.

More particularly, just as the right thing to do in 2002 was to buy what everyone was panicked about, I think the greatest gains over the next five years will be made in those securities people are panicked about today. For specific names, consult the 52-week new low list (followed, of course, by some careful thought about why each stock is on that list).

One of the enduring features of the findings in behavioral psychology as it applies to finance, a subject I have discussed many times over the years, is the almost complete inability of those who are aware of them to actually apply them. You can attend Richard Zeckhauser’s seminars at Harvard, read lots of articles and case studies, be reminded of how recency bias, or anchoring, or the representative fallacy, or myopic loss aversion impair clear thinking and skew decision-making, and still fall prey to them and others of their ilk the moment you are confronted with real world situations.

The recent precipitous decline in financial stocks, especially those related to housing, which sent Countrywide Financial Corp. (CFC) to $12 last week, and led to 20% to 30% drops in financial guarantors in a day or so — after they had already dropped between 25% and 50% this year — is a case in point. After falling 20% in a only a few days on no news, and this after being down 50% for the year, CFC rallied over 30% in one day once they reported their results and indicated they would be profitable for the fourth quarter and expect to earn a reasonable return on equity of 10% to 15% for all of 2008. The price action on both sides was driven by emotion — first fear, then relief —and was hardly the result of a careful analysis of Countrywide’s long-term business value. That, by the way, we think is in the $40s range compared to its current price of about $14 to $15.

This is not unusual. Warren Buffett has often noted how any knowledgeable analyst would have pegged the value of The Washington Post at about five times what it traded in the 1974 bear market, yet no one wanted it at that price. The 2002 bear market saw some similarly amazing prices. The AES Corp. (AES) traded under a dollar. It will generate over a dollar of free cash flow this year and is up 20 times from the lows of 2002. Yet fear set its price, as it did those of Sprint Nextel Corp., Tyco Electronics Ltd., Corning, Amazon.com, and a host of other companies at that time.

Today, fear dominates the pricing of housing stocks, of mortgage related securities, of financials, and of many consumer stocks. Confidence and optimism underlay the

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary

pricing of energy, materials, industrials, and non-U.S. stocks, especially those of emerging markets, and China in particular.

I am reminded once again of the quote that sits in the front of Ben Graham’s Security Analysis, from Horace’s Ars Poetica: “Many shall be restored that now are fallen and many shall fall that now are in honor.” (The quote does not say “all” by the way, just “many.”)

While the past may not repeat itself, it does often rhyme, as Mark Twain once said. The chapters to come may be different, but the verses are likely to sound the same.

Bill Miller

November 1, 2007

A

The Fund’s Primary Class inception date is December 30,1999. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is February 13, 2004. The Fund’s Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999.

B

S&P 500 Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a monthly basis.
D

A structured investment vehicle or “SIV” is a limited-purpose operating company that undertakes arbitrage activities by purchasing mostly highly rated medium- and long-term, fixed-income assets and funding itself with cheaper, mostly short-term, highly rated commercial paper and medium-term notes.

E

The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

F	Intrade Prediction Market, October 31, 2007.
G	“GDP” is the abbreviation for Gross Domestic Product, which is the total market value of the goods and services produced by a nation’s economy during a specific period of time.
H	100 basis points = 1%
I	“Reflation” is an economic policy whereby a government uses fiscal or monetary stimulus in order to expand a country’s output.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary

Investment risks: Investment in shares of this fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased there is no limit on the amount of loss on an appreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. Smaller companies may involve higher risk than a fund that invests in larger, more established companies.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Quarterly Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended September 30, 2007.

Total returns for various periods ended September 30, 2007 are:

	Total Returns
	3 Months	1 Year
Opportunity Trust:
Primary Class	–2.88%	+26.84%
Class R	–2.82%	N/A
Financial Intermediary Class	–2.73%	+27.72%
Institutional Class	–2.61%	+28.16%
S&P 500 Stock Composite IndexA	+2.03%	+16.44%
Dow Jones Industrial AverageB	+4.18%	+21.62%
Value Line IndexC	–4.20%	+10.90%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com. For Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Beginning in the summer and continuing into the fall, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
C	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

N/A — Not applicable.

Quarterly Report to Shareholders

appeared to be limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

October 29, 2007

Quarterly Report to Shareholders

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+26.84%	+26.84%
Five Years	+205.06%	+24.99%
Life of Class*	+117.13%	+10.52%

*	Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Class R

Period Ended September 30, 2007

Cumulative Total Return
Nine Months	+11.26%
Life of Class*	+10.75%

*	Inception date: December 28, 2006

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2006.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+27.72%	+27.72%
Life of Class*	+52.42%	+12.31%

*	Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended September 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+28.16%	+28.16%
Five Years	+221.37%	+26.30%
Life of Class*	+123.90%	+11.74%

*	Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2000.

Quarterly Report to Shareholders

Performance Information — Continued

Sector Diversification E

September 30, 2007 (Unaudited)

% of Net Assets
Consumer Discretionary	30.3%
Consumer Staples	0.2
Financials	10.7
Health Care	2.6
Industrials	8.8
Information Technology	10.9
Limited Partnerships	4.9
Materials	18.8
Telecommunication Services	11.4
Utilities	1.9%
Preferred Stocks	1.5
Corporate and Other Bonds	0.2
Options Purchased	0.1
Short-Term Investments	2.4

Total Investment Portfolio	104.7
Other Assets Less Liabilities	(4.7)

100.0%

Top Ten Holdings (as of September 30, 2007)

Securities	% of Net Assets
Amazon.com Inc.	10.6%
Arcelor Mittal	6.5%
NII Holdings Inc.	5.6%
United States Steel Corp.	5.5%
Cleveland-Cliffs Inc.	3.7%
Level 3 Communications Inc.	3.7%
UAL Corp.	3.2%
AK Steel Holding Corp.	3.0%
Expedia Inc.	2.6%
IAC/InterActiveCorp	2.6%

E	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders

Selected Portfolio Performance F

Strongest performers for the quarter ended September 30, 2007G

1. Amazon.com Inc.	+36.2%
2. Fairfax Financial Holdings Ltd.	+27.3%
3. Arcelor Mittal, Class A	+26.2%
4. Foster Wheeler Ltd.	+22.7%
5. XM Satellite Radio Holdings Inc.	+20.4%
6. AK Steel Holding Corp.	+17.6%
7. EMC Corp	+14.9%
8. UAL Corp.	+14.6%
9. SINA Corp.	+14.3%
10. Cleveland-Cliffs Inc.	+13.5%

Weakest performers for the quarter ended September 30, 2007G

1. Beazer Homes USA Inc.	–66.3%
2. Meritage Homes Corp.	–47.2%
3. Cott Corp.	–44.6%
4. BearingPoint Inc.	–44.6%
5. The Ryland Group Inc.	–42.5%
6. Pulte Homes Inc.	–39.2%
7. Lennar Corp.	–37.7%
8. AmeriCredit Corp.	–33.8%
9. Centex Corp.	–33.7%
10. NutriSystem Inc.	–32.9%

Portfolio Changes

Securities added during the quarter
Apollo Global Management	IndyMac Bancorp Inc.
Bill Me Later Inc.	Ning Inc.
CIT Group Inc.	OANDA Corp.
CompuCredit Corp.	Pangaea One LP
Countrywide Financial Corp.	Radian Group Inc.
Covidien Ltd.	Sermo Inc.
Ellington Financial LLC	Thornburg Mortgage Inc.
Fortress Investment Group LLC	Thornburg Mortgage Inc. Convertible, Preferred
Healthsouth Corp.	Tyco Electronics
Zillow

Securities sold during the quarter
Alcatel-Lucent — ADR	Sepracor Inc.
Amylin Pharmaceuticals Inc.	Syntroleum Corp.
Eagle Materials Inc.	The Blackstone Group LP
KB HOME	Trinity Industries Inc.

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
G	Securities held for the entire quarter, does not include option positions.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust

September 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 100.5%

Consumer Discretionary — 30.3%
Auto Components — 0.8%
Exide Technologies	10,384	$67,495	A,B

Automobiles — 1.4%
General Motors Corp.	3,200	117,440

Diversified Consumer Services — 1.4%
Career Education Corp.	4,400	123,156	B

Hotels, Restaurants and Leisure — 1.7%
Fontainebleau Equity Holding LLC	2,083	25,000	C,E
Fontainebleau Resorts LLC	41	41,192	C,E
Pinnacle Entertainment Inc.	2,800	76,244	B

		142,436

Household Durables — 3.6%
Beazer Homes USA Inc.	3,600	29,700	A
Centex Corp.	1,638	43,522
Lennar Corp.	3,200	72,480
Meritage Homes Corp.	2,100	29,652	A,B
Pulte Homes Inc.	3,700	50,357
The Ryland Group Inc.	3,800	81,434	A

		307,145

Internet and Catalog Retail — 18.4%
Amazon.com Inc.	9,597	893,932	B
Expedia Inc.	7,000	223,160	B
IAC/InterActiveCorp	7,500	222,525	B
NetFlix Inc.	7,500	155,400	A,B
NutriSystem Inc.	1,200	56,268	B

		1,551,285

Leisure Equipment and Products — 1.4%
Eastman Kodak Co.	4,500	120,420

Quarterly Report to Shareholders

	Shares/Par	Value
Consumer Discretionary — Continued
Media — 1.6%
XM Satellite Radio Holdings Inc.	9,300	$131,781	B

Consumer Staples — 0.2%
Beverages — 0.2%
Cott Corp.	1,924	15,336	B

Financials — 10.7%
Capital Markets — 2.8%
Apollo Global Management	3,000	74,250	D
Fortress Investment Group LLC	1,522	32,443
TD Ameritrade Holding Corp.	7,251	132,115	B

		238,808

Consumer Finance — 1.0%
AmeriCredit Corp.	3,535	62,142	B
CompuCredit Corp.	1,200	26,052	B

		88,194

Diversified Financial Services — 2.1%
CIT Group Inc.	3,662	147,212
OANDA Corp.	1,051	30,000	A,C,E

		177,212

Insurance — 0.5%
Fairfax Financial Holdings Ltd.	194	47,263

Real Estate Investment Trusts (REITs) — 1.1%
Ellington Financial LLC	2,500	50,000	A,B,D,E
Thornburg Mortgage Inc.	3,248	41,740

		91,740

Real Estate Management and Development — 0.2%
HouseValues Inc.	5,000	19,600	A,B

Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — 2.9%
Countrywide Financial Corp.	4,583	$87,119
IndyMac Bancorp Inc.	2,800	66,108
Radian Group Inc.	3,800	88,464

		241,691

Health Care — 2.6%
Biotechnology — 0.9%
MannKind Corp.	7,900	76,472	A,B

Health Care Equipment and Supplies — 1.3%
Covidien Ltd.	2,625	108,937

Health Care Providers and Services — 0.4%
Healthsouth Corp.	1,966	34,432	B

Industrials — 8.8%
Airlines — 6.2%
AMR Corp.	6,500	144,885	B
Delta Air Lines Inc.	3,850	69,107	B
UAL Corp.	5,900	274,527	A,B
US Airways Group Inc.	1,344	35,275	B

		523,794

Construction and Engineering — 1.2%
Foster Wheeler Ltd.	817	107,257	B

Industrial Conglomerates — 1.4%
Tyco International Ltd.	2,625	116,392

Quarterly Report to Shareholders

	Shares/Par	Value
Information Technology — 10.9%
Computers and Peripherals — 0.4%
EMC Corp.	1,500	$31,200	B

Electronic Equipment and Instruments — 1.1%
Tyco Electronics Ltd.	2,525	89,461

Internet Software and Services — 5.9%
Netease.com — ADR	6,800	114,920	B
SINA Corp.	2,100	100,485	B
Spot Runner Inc.	8,584	40,000	A,C,E
Yahoo! Inc.	8,200	220,088	B
Zillow	4,326	20,000	A,C,E

		495,493

IT Services — 0.2%
BearingPoint Inc.	3,821	15,474	B

Software — 3.4%
CA Inc.	3,500	90,020
Convera Corp.	5,556	21,666	A,B
Red Hat Inc.	9,001	178,850	B

		290,536

Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Limited Partnerships — 4.9%
AP Alternative Assets, LP	3,750	$63,750	F
Arience Capital Offshore Intermediate Plan Fund, Ltd.	500	4,120	E,F
Arience Capital Partners I LP, Class C	49,719	98,644	E,F
Aston Capital Partners LP	25,000	34,177	E,F
Domus Co. Investment Holdings LLC	95,000	95,000	E,F
Lane Five Capital Partners	25,000	27,040	A,E,F
Nomad Investment Co. LP	25,000	32,073	E,F
Omega Capital Partners LP	30,000	48,660	E,F
Pangaea One LP	8,504	8,504	A,E,F

		411,968

Materials — 18.8%
Metals and Mining — 18.8%
AK Steel Holding Corp.	5,799	254,864	A,B
Arcelor Mittal, Class A	7,000	548,520
Cleveland-Cliffs Inc.	3,600	316,692	A
United States Steel Corp.	4,408	466,941

		1,587,017

Telecommunication Services — 11.4%
Diversified Telecommunication Services — 3.7%
Level 3 Communications Inc.	67,677	314,698	B

Wireless Telecommunication Services — 7.7%
NII Holdings Inc.	5,761	473,281	B
Sprint Nextel Corp.	9,500	180,500

		653,781

Quarterly Report to Shareholders

			Shares/Par		Value
Utilities — 1.9%
Independent Power Producers and Energy Traders — 1.9%
The AES Corp.			8,000		$160,320	B

Total Common Stocks and Equity Interests (Cost — $6,001,116)					8,498,234

Preferred Stocks — 1.5%
Bill Me Later Inc.			690		25,000	C,E,G
Ning Inc.			7,796		25,000	A,C,E,G
Sermo Inc.			2,784		25,000	A,C,E,G
Thornburg Mortgage Inc.			2,000		55,800	A,B,G

Total Preferred Stocks (Cost — $125,000)					130,800

Corporate Bonds and Notes — 0.2%
General Motors Corp.	8.375%	7/15/33	$15,000		13,144

Total Corporate Bonds and Notes (Cost — $10,565)					13,144

Options Purchased — 0.1%
Eastman Kodak Co. Call, January 2008, Strike Price $25.00			2,377,000	H	7,369
Eastman Kodak Co. Call, January 2008, Strike Price $35.00			1,500,000	H	150

Total Options Purchased (Cost — $11,978)					7,519

Repurchase Agreements — 2.4%
Bank of America
4.75%, dated 9/28/07, to be repurchased at $103,258 on 10/1/07 (Collateral: $102,340 Fannie Mae notes, 4.875%, due 5/18/12, valued $ 105,053)			$103,217		103,217

Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Goldman Sachs Group Inc.
5.00%, dated 9/28/07, to be repurchased at $103,260 on 10/1/07 (Collateral: $109,511 Fannie Mae mortgage-backed securities, 5.00%, due 6/1/36, valued $105,268)	103,217	$103,217

Total Repurchase Agreements (Cost — $206,434)		206,434

Total Investments — 104.7% (Cost — $6,355,093)I		8,856,131
Other Assets Less Liabilities — (4.7)%		(398,066)

Net Assets — 100.0%		$8,458,065

Net Asset Value Per Share:
Primary Class		$20.92

Class R		$21.37

Financial Intermediary Class		$21.41

Institutional Class		$21.69

Quarterly Report to Shareholders

A

An “Affiliated Company”, under the Investment Company Act of 1940, as amended, due to the Fund owning at least 5% of the outstanding voting securities of an issuer. At September 30, 2007, the total market value of Affiliated Companies was $1,608,846 and the cost was $1,377,993.

B	Non-income producing.
C

Investment in privately placed securities. All of the issuers, except for Zillow, Inc., are organized under the laws of the State of Delaware. Zillow, Inc. is organized under the laws of the State of Washington.

	Acquisition Dates	Cost	Value
Bill Me Later Inc.	July 2007	690	$25,000
Ning Inc.	July 2007	7,796	25,000
Fontainebleau Equity Holding LLC	June 2007	25,000	25,000
Fontainebleau Resorts LLC	June 2007/August 2007	41,192	41,192
OANDA Corp.	August 2007	1,051	30,000
Spot Runner Inc. LP	March 2007	40,000	40,000
Zillow, Inc.	September 2007	4,326	20,000

D

Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, (“1933 Act”) which may not be resold except to qualified institutional buyers unless registered under the 1933 Act or subject to an exemption. These securities, represent 1.47% of net assets.

E	Illiquid security valued at fair value under procedures approved by the Board of Directors.
F

Investment in a limited partnership, or limited liability company, organized under the laws of the State of Delaware except for AP Alternative Assets, L.P. which is organized under the laws of Guernsey, Channel Islands. Each investment,with the exception of AP Alternative Assets, L.P., is subject to withdrawal restrictions under its partnership agreement. Each investment is valued at fair value under procedures approved by the Board of Directors.

	Acquisition Dates	Cost	Value
AP Alternative Assets, LP	June 2006	$75,000	$63,750
Arience Capital Offshore Intermediate Plan Fund, Ltd.	February 2007	500	4,120
Arience Capital Partners I LP, Class C	March 2003	49,719	98,644
Aston Capital Partners LP	November 2005/December 2005	25,000	34,177
Lane Five Capital Partners	January 2007	25,000	27,040
Domus Co. Investment Holdings LLC	April 2007	$95,000	95,000
Nomad Investment Co. LP	October 2006	25,000	32,073
Omega Capital Partners LP	June 2002/August 2004/February 2006	30,000	48,660
Pangaea One LP	August 2007/September 2007	8,504	8,504

G	Convertible Security — Security may be converted into the issuer’s common stock.
H	Par represents actual number of contracts.
I

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,120,209
Gross unrealized depreciation	(619,171)

Net unrealized appreciation/(depreciation)	$2,501,038

ADR — American Depository Receipt.

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Funds Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/funds/about/aboutlmf.asp#results.

Tax-Free Bond Funds Maryland Tax-Free Income Trust

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary